AAM/HIMCO Unconstrained Bond Fund Class A: AHUAX Class C: AHUCX Class I: AHUIX
Summary Prospectus	January 6, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://aammutualfunds.com/literature.html. You may also obtain this information at no cost by calling 1-888-966-9661 or by sending an e-mail request to AAMFunds@aam.us.com. The Fund's Prospectus and SAI, both dated December 31, 2014, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the AAM/HIMCO Unconstrained Bond Fund (the “Fund”) is to seek to maximize long-term total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 21 of the Statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the value redeemed or amount invested)	1.00%1	1.00%1	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%	1.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses (includes shareholder service fee of up to 0.10%)2	0.54%	0.54%	0.54%
Total annual fund operating expenses	1.39%	2.14%	1.14%
Fees waived and/or expenses reimbursed3	(0.34%)	(0.34%)	(0.34%)
Total annual fund operating expenses (after waiving fees and/or reimbursing expenses)3	1.05%	1.80%	0.80%

1.
For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.  Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of purchasing them.

2.	“Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
3.
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A) and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05%, 1.80% and 0.80% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively.  This agreement is effective until October 31, 2016, and may be terminated before that date only by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees it waived and Fund expenses it reimbursed to the Fund for three years from the date of any such waiver or reimbursement  to the extent a class's total annual fund operating expenses do not exceed the limits described above.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A Shares	$404	$694
Class C Shares	$286	$637
Class I Shares	$82	$329

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class C Shares	$183	$637

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of bonds, and in derivatives and other investments that have economic characteristics similar to bonds (“bond-like instruments”).  Bond-like instruments include debt securities, bank loans, and other similar instruments, as well as derivatives that have economic characteristics of bonds.  The Fund will typically invest across a broad range of bonds and bond-like instruments including those of varying quality (non-investment grade and investment grade), issuer domicile (U.S. and non-U.S., including emerging markets), currency denomination (U.S. dollar and foreign currencies), and maturity (any maturity).  The Fund will generally hold a diversified portfolio of bonds and bond-like instruments, including, but not limited to, government debt securities, corporate debt securities, bank loans and securitized instruments such as asset-backed and mortgage-backed securities.  However, the Fund may trade actively and is not required to invest in all such asset classes at all times and may invest 100% of its assets in one asset class if the sub-advisor believes conditions warrant.   The Fund expects to utilize derivatives including, but not limited to, swaps, options, futures and forwards, in order to manage portfolio risk, replicate securities or for other investment purposes.

The Fund may also engage in foreign exchange transactions and invest in other types of securities and instruments including, but not limited to, convertible securities and preferred stock.

Non-investment grade debt securities and instruments (commonly referred to as “junk bonds”) are rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), “BB” or lower by Standard & Poor’s Rating Group (“S&P”) or “BB” or lower by Fitch, Inc. (“Fitch”), or, if unrated, are determined by the sub-advisor to be of comparable quality.  Conversely, investment grade debt securities and instruments are rated “Baa” or higher by Moody’s, “BBB” or higher by S&P or “BBB” or higher by Fitch, or if unrated, are determined by the sub-advisor to be of comparable quality.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

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Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Evolving Fixed Income Markets Risk.  Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and reduced liquidity, which could cause the value of the Fund’s investments and share price to decline.  To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected.

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Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. Lower rated securities are more susceptible to the economic environment than higher rated securities as a result of the market’s lower perception about the creditworthiness of the issuer.

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Interest Rate Risk.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities.  For example, the price of a security with an eight-year duration would be expected to drop by approximately 8% in response to a 1% increase in interest rates.  Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income.  These risks are greater during periods of rising inflation.

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Credit Risk.  If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

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Call Risk.  Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Currency Risk.  Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar and thereby affect the Fund’s investments in foreign currencies or in securities that trade in and receive revenues in foreign currency.

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High Yield (“Junk”) Bond Risk.   High yield bonds are non-investment grade debt securities (often called “junk bonds”).  Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

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Foreign Investment Risk.  The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

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Foreign Exchange Transaction Risk.  Transactions involving foreign exchange pose currency risk to the Fund.  Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar and thereby affect the Fund’s investments in foreign currencies or in securities that trade in and receive revenues in foreign currency.  Specific types of foreign exchange transactions, such as forward currency contracts, pose additional risks to the Fund.  A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Fund to establish a fixed rate of exchange for a future point in time.  Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses.  Gains from foreign currency contracts are typically taxable as income and may notably increase an investor’s tax liability.

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Emerging Market Risk.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries may have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

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Derivatives Risk. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.  The Fund’s use of derivatives may reduce the Fund’s returns, increase its costs and/or increase its volatility.  Volatility is the characteristic of a security, an index or a market to undergo significant price fluctuations within a short period of time.  Such fluctuations in the value of derivatives may not correlate perfectly with the overall securities market thereby subjecting the Fund to correlation risk.  Certain derivatives transactions involve substantial leverage risk and may expose the Fund to potential losses that significantly exceed the Fund’s original investment.  The potential lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.  Valuation of derivatives may be more difficult in times of market turmoil when many investors and market makers may be reluctant to transact in complex instruments or publish prices for them.  Derivatives are also subject to counterparty risk, which is the risk that the party on the opposite side of the derivatives transaction fails to fulfill its contractual obligation to the Fund.  Successful use of derivative instruments by the Fund depends on the sub-advisor’s judgment with respect to a number of factors and the Fund’s performance could be worse than if it had not used these instruments.

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Futures and Options Risks.  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be considered illiquid.  Futures and options also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if such instruments had not been used.  Futures and options are also subject to the risk that the other party to the transaction defaults on its obligation.

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Swaps Risk.  A swap agreement is a two-party contract that generally obligates the parties to exchange payments based upon a specified reference security, index or index component. Swaps can involve greater risks than direct investment in securities or other similar instruments, because swaps may be leveraged and are subject to illiquidity risk, counterparty risk (e.g., the risk that the other party to the transaction defaults on its obligations), credit risk and valuation risk (i.e., swaps may be difficult to value). It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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CFTC and Regulation Risk.  The financial crisis of 2007-2008 has led the U.S. government to expand considerably its regulation and oversight of financial services firms and the markets for financial instruments. In this regard, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has significantly enhanced the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulators are continuing to implement regulations under the Dodd-Frank Act, some which may adversely affect the Fund. For example, as a result of the Dodd-Frank Act, certain swap agreements must be cleared through a clearinghouse and traded on an exchange or swap execution facility.  Other major changes under the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

The Advisor is registered as a commodity pool operator under the Commodity Exchange Act.  As a registered commodity pool operator, the Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA with respect to both its own operations and those of the Fund.  The Advisor seeks to rely on relief from certain CFTC recordkeeping, reporting, and disclosure requirements otherwise applicable as to the Fund to the extent permitted by CFTC regulations and CFTC staff guidance.

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Mortgage-Backed and Asset-Backed Securities Risk.  Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates).  If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

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Bank Loans and Loan Participations Risk.  Bank loans and loan participations are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults.  Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.  In addition, in the event an agent bank becomes insolvent, a bank loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a bank loan or loan participation.

Many loans are relatively illiquid or subject to restrictions on resale and may be difficult to value, which will have an adverse impact on the Fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower.  Bank loans may also be subject to extension risk and prepayment risk.

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U.S. Government Securities Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics.  Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government.  No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

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Sovereign Debt Risk.  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

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Convertible Security Risk.  The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls.  In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividend when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.  A convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Preferred Securities Risk.  Preferred securities are subject to issuer specific and market risks applicable generally to equity securities.  In addition, preferred securities generally pay dividends only after the issuer makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

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Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

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Active Trading Risk.  Active trading could increase the Fund’s transaction costs (thus affecting performance) and may increase investor taxable distributions.  These effects may also adversely affect Fund performance.

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Investment Strategy Risk.  The risk that, if the sub-advisor’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

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Inflation Risk.  The risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.  As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions.  This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Performance
The Fund is new and does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-Advisor
Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor.  Hartford Investment Management Company (the “Sub-Advisor” or “HIMCO”) is the Fund’s sub-advisor.

Portfolio Managers
Christopher Zeppieri, CFA, Vice President and Senior Portfolio Manager, Ira Edelblum, Executive Vice President and Head of Public Investments, Antony Wood, CFA, Executive Vice President and Head of Commercial Mortgage-Backed Securities, and Christopher Heller, Senior Vice President and Head of Investment Grade Credit, have been the portfolio managers of the Fund since its inception on December 31, 2014.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares*
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

*
Please note that Class A and Class C Shares will not be immediately available at the Fund’s inception.  It is expected that Class A and Class C Shares will become available within 12 months of Fund launch.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.